UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2006
Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street, New York, NY	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1: STOCK PURCHASE AGREEMENT
EX-99.1: UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
EX-99.2: PRESS RELEASE

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 8, 2006, Bowne & Co., Inc. (the “Company”) sold its DecisionQuest® subsidiary to key employees of DecisionQuest. The Company received total consideration of approximately $9.8 million, consisting of $7.0 million in cash and a promissory note for $2.9 million, which is valued at $2.8 million and is payable on September 11, 2010 and bears interest at 4.92%, which is to be paid quarterly. The Company issued a press release announcing the disposition, a copy of which is attached to this report as Exhibit 99.2.
The disposition was effected pursuant to a Stock Purchase Agreement by and between Bowne & Co., Inc. and DQ Acquisition Co. (the “Agreement”), dated as of September 8, 2006. The Agreement is filed as Exhibit 2.1 to this report. The descriptions contained herein of the transactions contemplated by the Agreement are not complete and are qualified in their entirety by reference to the Agreement and the press release described above, each of which are included as exhibits to this report.
Some of the statements contained in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements of future performance contained in this report are based upon current plans, expectations, events and financial and industry trends which may cause the Company’s future operating results and financial position to differ materially from those suggested here, including capital market conditions, demand for and acceptance of the Company’s services, new technological developments, competition, the opportunity to successfully reinvest the proceeds from the transaction, and general economic conditions. Such statements involve risk and uncertainties, which cannot be predicted or quantified. Historical results achieved are not necessarily indicative of future prospects of the Company.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Bowne & Co., Inc., required pursuant to Article 11 of Regulation S-X, is filed herewith as Exhibit 99.1
•	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2006

•	Unaudited Condensed Consolidated Pro Forma Statement of Operations for the year ended December 31, 2005; and

•	Notes to Unaudited Condensed Consolidated Pro Forma Financial Information
(c) Exhibits.
2.1	Stock Purchase Agreement by and between Bowne & Co., Inc. and DQ Acquisition Co., dated as of September 8, 2006 (filed herewith).

99.1	Bowne & Co., Inc. Unaudited Condensed Consolidated Pro Forma Financial Information (filed herewith).

99.2	Press release, dated September 12, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
(Registrant)

September 8, 2006	By:	/s/ Richard Bambach Jr.

		Name:	Richard Bambach Jr.
		Title:	Vice President, Corporate Controller and
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Stock Purchase Agreement by and between Bowne & Co., Inc. and DQ Acquisition Co., dated as of September 8, 2006 (filed herewith).

99.1	Bowne & Co., Inc. Unaudited Condensed Consolidated Pro Forma Financial Information (filed herewith).

99.2	Press release, dated September 12, 2006 (filed herewith).